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Television • Digital • Mobile

Gray Television's Pending Transactions

November, 2015

Includes All Announced Transactions

Disclaimer

This presentation contains certain forward-looking statements that are based largely on Gray's current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties, which in some instances are beyond Gray's control, include Gray's ability to maintain relationships with cable operators, satellite providers and other key commercial partners of any acquired business, the ability to retain key employees of any acquired business, the ability to successfully integrate the acquired business into its operations, and the ability to realize the expected benefits and synergies from the acquisition, including the expected accretion in earnings. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," financial statements, and management's discussion and analysis of financial condition and results of operations sections contained therein, which reports are made publicly available via its website, www.Gray.tv. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, or for changes made to this presentation by wire services, Internet service providers or other media, whether as a result of new information, future events or otherwise.

Acquisition Snapshot

($ in Millions)	Gray TV [3]	Schurz	Pro Forma – All announced transactions[9]
Financial Profile			
2014 Net Revenue	$621	$153	$744
2014 Broadcast Cash Flow	$285	$64 [4]	$340
2014 Operating Cash Flow [1]	$257	$64 [4]	$318
Scale [2]			
Stations	77	11	88
Markets	46	7	50
TV Household Reach	9.6 million (8.5%)	2.1 million (1.9%)	10.7 million (9.4%)
Asset Quality			
#1 / #2 Markets [2]	43	6	49
2012 Net Political Revenue	$120	$21 [5]	$144 [5]
2014 Net Political Revenue	$94	$26	$118
2014 Gross Retransmission Revenue	$91	$18 [6]	$106

Big 4 Network Affiliated Channels [2]



FOX
13
30
17
22



5 (8)
6 (7)
3



FOX
14
35
19
26

Source: Company management and filings and BIA Investing in Television Market Report
Note: Standalone metrics fully pro forma for all acquisitions previously announced and closed, excluding Schurz
(1) OCF as defined in the existing Senior Secured Facilities Credit Agreement
(2) Pro forma column pro forma for all announced transactions
(3) Pro forma for all transactions announced prior to Schurz, including operating synergies
(4) Including operating synergies
(5) Excludes KOTA, which was acquired by Schurz in May 2014
(6) Based on status quo Schurz retransmission rates
(7) Includes WSBT-TV and three KWCH-TV satellite stations
(8) Includes three KOTA-TV satellite stations
(9) Includes all announced transactions

Transaction Overview and Acquisition Rationale

- On September 14, 2015, Gray TV ("Gray") announced that it had reached an agreement to acquire all of the television and radio assets of Schurz Communications, Inc. ("Schurz") for $442.5 million, inclusive of working capital
  - The purchase price represents a multiple of ~7.1x blended '15E/'16E pro forma BCF
  - The transaction is expected to be immediately accretive to free cash flow
- Demonstrates Gray's continued commitment to acquire high-quality stations in attractive markets
  - Expands Gray's operations to a total of 50 television markets, 28 states and 9.4% U.S. TVHH reach
  - Increases Gray's scale, quality and diversification of its portfolio, and exposure to key political markets
  - Provides Gray with the top-rated and highest grossing television stations in five additional markets, resulting in the number-one or number-two ranked television station operation in 49 of 50 markets

Transaction Overview and Acquisition Rationale

- To facilitate regulatory approval, Gray announced agreements for the following transactions:
  - Gray will divest KAKE (ABC) – Gray's station in Wichita, KS (DMA 65) in exchange for WBXX (CW) – Lockwood's station in Knoxville, TN (DMA 62) and $11.2 million in cash. Gray also owns the CBS affiliate, WVLT in this market
  - Gray will divest WSBT (CBS) – Schurz's station in South Bend, IN (DMA) in exchange for WLUC (NBC / FOX) – Sinclair's station in Marquette, MI (DMA 180)
  - Gray will divest the Schurz radio stations for an aggregate of $16 million in cash
- In a separate transaction Gray will acquire KYES, (MyNetwork TV), Anchorage, AK

- Gray plans to finance the transaction with cash on hand and additional borrowings
  - Gray currently expects net leverage at closing to be approximately 5.5x L8QA OCF and also expects considerable de-levering in 2016 through strong free cash flow generation
- Gray expects the receipt of regulatory and other approvals for a transaction close in Q4 2015 or Q1 2016
- Post-transactions, Gray will reach 9.4 percent of US television households, providing significant room to grow scale under the FCC's national ownership cap of 39 percent.

Gray TV Pro Forma National Footprint

Ranked #1 or #2 in 49 of 50 Markets
Reaching approximately 9.4% of US TV households



North Platte, NE
FOX
Rapid City, SD
FOX abc
Lincoln, NE
Sioux Falls, SD
abc
Omaha, NE
Fargo, ND
Bismarck, ND
FOX
Wausau - Rhinelander, WI
FOX
Cedar Rapids, IA
abc
Rockford, IL
Lansing, MI
Flint, MI
abc
Madison, WI
Casper, WY
La Crosse - Eau Claire, WI
Marquette, MI
FOX
Presque Isle, ME
FOX
Twin Falls, ID
FOX
South Bend, IN
Cheyenne, WY
Toledo, OH
abc
Parkersburg, WV
FOX
Reno, NV
abc
Lexington, KY
gray
Harrisonburg, VA
abc FOX
Topeka, KS
Charleston-Huntington, WV
Charlottesville, VA
FOX
Grand Junction, CO
abc
Roanoke, VA
Hazard, KY
Colorado Springs - Pueblo, CO
Knoxville, TN
CW
Greenville - New Bern - Washington, NC
Wichita - Hutchinson, KS
Springfield, MO
Bowling Green, KY
abc FOX
Augusta, GA
Odessa, TX
Sherman, TX - Ada, OK
FOX
Alexandria, LA
Albany, GA
Laredo, TX
abc
Anchorage, AK
Monroe, LA
abc
Dothan, AL
Tallahassee, FL - Thomasville, GA
Waco-Temple - Bryan, TX
Meridian, MS
abc
Panama City, FL
Gray TV Station
Schurz TV Station
State Capital in DMA

Note: Includes all announced transactions

Overview of #1 Ranked Television Stations to be acquired:

DMA Rank	Market	Station	Affiliate Primary	Affiliate Secondary	2014 BIA Revenue Rank	2014 BIA Revenue Share
65	Wichita - Hutchinson, KS	KWCH		Weather+	1	33%
		KSCW	CW	DECADES	5	4%
		KDCU[1]	Univision		7	2%
67	Roanoke-Lynchburg, VA	WDBJ		MyTV DECADES	1	34%
75	Springfield, MO	KY3	NBC	Weather+ COZI	1	44%
		KSPR[2]	abc		3	11%
		KCZ	CW		6	5%
147	Anchorage, AK	KTUU	NBC	JUSTICE	1	41%
		KYES	MyTV			4%
172	Rapid City, SD Gray also owns KEVN the Fox in Rapid City	KOTA	abc	MeTV this TV	1	39%
180	Marquette, MI pending purchase from Sinclair in exchange for Schurz's WSBT, South Bend, IN	WLUC[3]	NBC	FOX	1	51%

Source: Company management and BIA Investing in Television Market Report

(1) Owned by Entravision and operated via shared services agreement

(2) Owned by Perkin Media and operated via shared services agreement

(3) Sale/Purchase transaction closing to be concurrent with Schurz acquisition closing

Overview of Other Television Stations to be acquired:

DMA Rank	Market	Station	Affiliate Primary	Affiliate Secondary	2014 BIA Revenue Rank	2014 BIA Revenue Share
62	Knoxville, TN Pending purchase from Lockwood in exchange for Gray's KAKE in Wichita, KS. Gray also owns WVLT the CBS in Knoxville	KBXX	CW		5	6%
112	Augusta, GA Gray also owns WRDW the CBS in Augusta	WAGT	NBC	CW	4	7%

Source: Company management and BIA Investing in Television Market Report

Schurz Acquisition Demonstrates Gray TV's Commitment To Acquire High-Quality Stations in Attractive Markets

The Importance of Being #1


Higher Margins
Reinvest in Business
Network and News Ratings
Share of Market Ad $
Highly Ranked News Franchises Drive Traffic

- Earn highest share of local and political revenue with highly-rated news platforms
- #1 Stations can secure more than half of a market's political ad buys
- Greater purchasing power and leverage with MVPDs, programmers, and other vendors
- Deliver higher margins
- Maximize free cash flow
- Exploit best practices
- Attract and retain high quality talent
- Leverage new Washington DC News Bureau

Gray Leads the Industry with the Highest Quality Portfolio of Local Television Stations

- ✓ **49** of 50 markets with stations ranked #1 or #2
- ✓ **40** of 50 markets with stations ranked #1
- ✓ **One of Two** pure-play TV broadcasters with a full-time Washington DC News Bureau

gray Washington News Bureau

Note: Includes all announced transactions

Gray Leads the Industry in Political Ad Revenues

2014 Political Revenue Per TV Household


$11.03
$4.40
$4.02
$3.63
$3.51
$3.45
$3.27
$1.75
gray (1)
TEGNA (2)
Media General (3)
Meredith (4)
Scripps (5)
Nexstar (6)
Sinclair (7)
Tribune (8)

	Gray	TEGNA	Media General	Meredith	Scripps	Nexstar	Sinclair	Tribune
2014 Political Revenue ($mm)	$118	$160	$111	$46	$76	$56	$147	$90
2014 TV Households (mm)	10.7	36.4	27.6	12.7	21.6	16.2	45.0	51.7

Source: Company filings, Investor presentations, BIA data
(1) Pro Forma
(2) Pro Forma for Belo and London transactions
(3) Media General pro forma for LIN; Reported in Media General's Investor Presentation dated 3/12/2015
(4) Based on Calendar year ending 12/31/14; Fiscal year ends 6/30
(5) Scripps pro forma for Journal; Reported in Scripps' and Journal's 2014 10-Ks
(6) Political revenue on gross "as reported basis" net of implied % agency commission; TV Households incorporate closed acquisitions only; Reported in Nexstar's 2014 10-K
(7) On a Pro Forma basis; Reported in Sinclair's March 2015 Investor Presentation
(8) As reported in Tribune Media Company's 2014 Earnings Presentation and Earnings Call

Gray TV's Financial Scale Continues to Increase

gray

Net Revenue (1)



LTM
L8QA
($ in Millions)
$346
$308
$307
$327
$405
$356
$346
$376
$508
$427
2010
2011
2012
2013
2014
$608
$744
$676
2013PF (2)
2014PF (2)
'13/'14 PF (2)

	2010	2011	2012	2013	2014	2013PF	2014PF	'13/'14 PF
L8QA Growth	3%	6%	9%	5%	14%	--	--	--
LTM 2-Yr. Growth	6%	14%	17%	13%	25%	--	--	--

Operating Cash Flow (1)



LTM
L8QA
($ in Millions)
$136
$104
$97
$117
$174
$136
$114
$144
$195
$155
2010
2011
2012
2013
2014
$234
$318
$276
2013PF (2)
2014PF (2)
'13/'14 PF (2)

	2010	2011	2012	2013	2014	2013PF	2014PF	'13/'14 PF
L8QA Margin	34%	36%	38%	38%	36%	--	--	--
LTM Margin	39%	32%	43%	33%	38%	38%	43%	41%

(1) Gray actual data per Company; 2013PF and 2014PF for all transactions announced / closed on or before 9/1/2015
(2) Includes all announced transactions and expected synergies

Robust Free Cash Flow Generation

Presidential Election Year 2012 OCF Buildup (1), (2)

($ in millions)



Increase in FCF as % of OCF
54.6%
$174
60.1%
$328
$95
$23
$56
<$1
$200
$35
$88
<$5
2012
2012PF
Taxes
Capex, Net
Interest
Free Cash Flow

Non Election Year 2013 OCF Buildup (1), (2)

($ in millions)



Increase in FCF as % of OCF
34.2%
$114
48.3%
$234
$39
$24
$51
<$1
$113
$30
$88
<$3
2013
2013PF
Taxes
Capex, Net
Interest
Free Cash Flow

Non Presidential Election Year 2014 OCF Buildup (1), (2)

($ in millions)



Increase in FCF as % of OCF
48.7%
$195
59.8%
$318
$95
$32
$67
<$1
$190
$35
$88
<$5
2014
2014PF
Taxes
Capex, Net
Interest
Free Cash Flow

(1) Pro Forma interest expense estimated with Pro Forma incremental indebtedness and estimated cash interest
(2) Gray actual data per Company; 2012PF, 2013PF and 2014PF

Questions & Answers